NEITHER THIS WARRANT NOR THE STOCK PURCHASABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO; (ii) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION,
(iii) AN OPINION OF COUNSEL FOR HOLDER, REASONABLY SATISFACTORY TO COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iv) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (v) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AS HEREIN PROVIDED.

                                 November 12, 1998

                          WARRANT TO PURCHASE COMMON STOCK
                                         OF
                             GRIC COMMUNICATIONS, INC.

                                                  Void after November  11, 2003

          GRIC Communications, Inc., a California corporation (the "COMPANY"), with principal offices at 1421 McCarthy Blvd., Milpitas, CA 95035, hereby acknowledges that America Online, Inc., a Delaware corporation ("AOL") or registered assigns, is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time after the above specified date of this Warrant and prior to the Expiration Date (as defined below), up to 260,000 fully paid and non-assessable Warrant Shares (as hereinafter defined), subject to adjustment of such number of shares pursuant to Article IV hereof, at a price per share equal to the Warrant Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as EXHIBIT 1 and simultaneous payment of the full Warrant Price for each Warrant Share so purchased in lawful money of the United States. The Warrant Price and the number and character of Warrant Shares purchasable under this Warrant are subject to adjustment as provided in Article IV herein.

     This Warrant is issued pursuant to that certain Warrant Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), by and among the Company and AOL.


                                      ARTICLE I
                                     DEFINITIONS

     "ARTICLES OF INCORPORATION" means the Amended and Restated Articles of Incorporation of Company, as filed with the California Secretary of State on June 29, 1998.

     "COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Exchange Act or the Securities Act, as defined herein.

     "COMMON STOCK" means Company's Common Stock, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of Company without limit as to amount or percentage.

     "COMPANY" means GRIC COMMUNICATIONS, INC., a California corporation, and any successor corporation.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "EXPIRATION DATE" means the earliest to occur of (i) the fifth anniversary of the date first written above and (ii) the first anniversary of the date on which the Roaming Services Agreement dated 6/11/98 between GRIC and AOL is terminated.

     "FAIR MARKET VALUE" means

          (i) If shares of Common Stock are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

          (ii) If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the ten (10) trading days before such date. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

          (iii) If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a Registration, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected in good faith by the Board of Directors;

          (iv) If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Common Stock shall be as determined in good faith by Company's Board of Directors after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in a private transaction negotiated at arms-length.

     "FISCAL YEAR" means the fiscal year of Company.

     "HOLDER" means the person in whose name this Warrant is registered on the books of Company maintained for such purpose.

     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

     "PREFERRED STOCK" means the Preferred Stock of Company, as defined in the Articles of Incorporation.

     "PRINCIPAL EXECUTIVE OFFICE" means Company's office at 1421 McCarthy Boulevard, Milpitas, California, 95035, or such other office as designated in writing to Holder by Company.

     "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "RIGHTS AGREEMENT" means the Third Amended and Restated Registration Rights Agreement, dated as of December 24, 1997, as amended after December 24, 1997, by and among Company and the shareholders of Company named therein, attached hereto as EXHIBIT "D".

     "RULE 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "SHAREHOLDER" means a holder of one or more Warrant Shares.

     "WARRANT" means this warrant and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

     "WARRANT PRICE" means a price per Warrant Share equal to the lower of (i) the last price at which Series D Preferred Stock is issued by the Company or
(ii) $4.00 per share, subject to adjustment as provided in Article IV hereof.

     "WARRANT SHARES" means the shares of Common Stock issuable upon the exercise of this Warrant provided that if under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

                                      ARTICLE II
                                       EXERCISE

          2.1. EXERCISE RIGHT; MANNER OF EXERCISE. Holder may exercise this Warrant, in whole or in part, at any time and from time to time on or prior to the Expiration Date upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of EXHIBIT "A" attached hereto, at the Principal Executive Office, and (ii) payment to Company of the aggregate Warrant Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Warrant Price the "TOTAL WARRANT PRICE"). The Total
Warrant Price shall be paid in cash or by check.   The issuance of Warrant
Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax with respect thereto or any other cost incurred by Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

          2.2. CONVERSION RIGHT. In lieu of exercising this Warrant as specified in Section 2.1, Holder may from time to time convert this Warrant, in whole or in part, into the number of Warrant Shares determined by dividing (a) the aggregate Fair Market Value of the Warrant Shares issuable upon exercise of this Warrant minus the Total Warrant Price of such Warrant Shares by (b) the Fair Market Value of one Warrant Share. The Holder shall surrender this Warrant, together with an executed Notice of Exercise, substantially in the form of
EXHIBIT "A" attached hereto, at the Principal Executive Office.   In such event,
Holder will execute and deliver to Company the Investment Representation Certificate attached as EXHIBIT "B." The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to Holder for any issuance tax with respect thereto or any other cost incurred by Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

          2.3. DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

          2.4. FRACTIONAL SHARES. Company shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which Holder would otherwise be entitled to purchase from Company upon such exercise or conversion, Company shall purchase from Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Warrant Price of a share of Common Stock on the date of the Notice of Exercise, as applicable, as determined in good faith by Company's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

                                     ARTICLE III
                   REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT

          3.1. MAINTENANCE OF REGISTRATION BOOKS. Company shall keep at the Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither Company nor any Company agent shall be affected by any notice to the contrary.

          3.2.   RESTRICTIONS ON TRANSFERS.

                 (a) COMPLIANCE WITH SECURITIES ACT. Holder, by acceptance hereof, agrees: (i) that this Warrant and the Common Stock to be issued upon exercise hereof are being acquired for investment, solely for Holder's own account and not as a nominee for any other Person, (ii) that Holder is an "Accredited Investor" as such term is defined in Rule 501 of the Securities Act, and (iii) that Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, Holder shall confirm in writing, by executing the form attached as EXHIBIT "B" hereto, that the shares of Common Stock purchased upon exercise hereof are being acquired for investment, solely for Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale and that Holder is an Accredited Investor.

                 (b) CERTIFICATE LEGENDS. This Warrant, all shares of Common Stock issued upon exercise of this Warrant (unless Registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE
     REGISTRATION STATEMENT RELATING

     THERETO, (ii) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

     PROVIDED, HOWEVER, that such legend shall not be required if (i) in the opinion of counsel registration of any future transfer is not required by the applicable provisions of the Securities Act, (ii) the Company shall have waived the requirements of such legends or (iii) the transfer of Warrant Shares shall be made in compliance with the requirements of Rule 144(k).

                 (c) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant, or of any shares of Common Stock issued upon exercise of this Warrant prior to Registration of such shares, Holder or the Shareholder, as the case may be, agrees to give written notice to Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's or Shareholder's counsel, if reasonably requested by Company, to the effect that such offer, sale or other disposition may be effected without Registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, Company, as promptly as practicable, shall notify Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for Holder or the Shareholder, as the case may be, is not reasonably satisfactory to Company, Company shall so notify Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, the restrictions imposed by
Section 3.2(b) and (c) shall not apply if this Warrant or such shares, as the case may be, may, in the opinion of counsel for Holder or the Shareholder, as the case may be, reasonably satisfactory to Company, be offered, sold or otherwise disposed of in accordance with Rule 144. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                 (d) WARRANT TRANSFER PROCEDURE; TRANSFER RESTRICTION. Transfer of this Warrant to a third party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as EXHIBIT "C", and surrender for registration of transfer of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock. NOTWITHSTANDING ANYTHING IN THIS WARRANT TO THE CONTRARY, NEITHER THIS
WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE ASSIGNED OR TRANSFERRED TO ANY DIRECT COMPETITOR OF THE COMPANY UNLESS THE COMPANY FIRST CONSENTS THERETO IN WRITING.

                 (e) TERMINATION OF RESTRICTIONS. The restrictions imposed under this Section 3.2 upon the transferability of the Warrant and upon the transferability of the shares of Common Stock acquired upon the exercise of this Warrant (other than the restriction in the last sentence of Section 3.2(d)) shall cease when (i) a registration statement covering all shares of Common Stock issued or issuable upon conversion of the Common Stock becomes effective under the Securities Act, (ii) Company is presented with an opinion of counsel reasonably satisfactory to Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, Company shall, or shall instruct its transfer agent to, promptly, and without expense to Holder or the Shareholder, as the case may be, issue new securities in the name of Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section 3.2. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

          3.3. EXCHANGE. At Holder's option, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Common Stock upon surrender of this Warrant at the Principal Executive Office. Whenever this Warrant is so surrendered to Company at the Principal Executive Office for exchange, Company shall execute and deliver the Warrants which Holder is entitled to receive. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of Company, evidencing the same rights, and entitled to the same benefits, and subject to the same restrictions, as the Warrants surrendered upon such registration of transfer or exchange. No service charge shall be made for any exchange of this Warrant.

          3.4. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and
(i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

                                      ARTICLE IV
                               ANTIDILUTION PROVISIONS

          4.1. REORGANIZATION, RECLASSIFICATION OR RECAPITALIZATION OF COMPANY. In case of (1) a capital reorganization, reclassification or recapitalization of Company's capital stock (other than in the cases referred to in of Section 4.3 hereof), (2) Company's consolidation or merger with or into another corporation in which Company is not the surviving entity, or a reverse triangular merger in which Company is the surviving entity but the shares of Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of Company's property as an entirety or substantially as an entirety (collectively, a "Corporate Transaction"), then, as part of such Corporate Transaction, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such Corporate Transaction would have been entitled to receive in such Corporate Transaction. This Section 4.1 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to Holder for shares of Common Stock in connection with any transaction described in this Section 4.1 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Company's Board of Directors.

          4.2. SPLITS AND COMBINATIONS. If Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Warrant Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Warrant Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Warrant Price per share in effect immediately after such adjustment.

          4.3. RECLASSIFICATIONS. If Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted.

No adjustment shall be made pursuant to this Section 4.4 upon any conversion described in Section 4.1 hereof.

          4.4. DIVIDENDS AND DISTRIBUTIONS. If Company declares a dividend or other distribution on the Common Stock or if a dividend or other distribution on the Common Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

          4.5. LIQUIDATION; DISSOLUTION. If Company shall dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to Holder in excess of the aggregate Warrant Price for the shares of Common Stock for which this Warrant is exercised, then Holder may, at its option, exercise this Warrant without making payment of such aggregate Warrant Price and, in such case, Company shall, upon distribution to Holder, consider such aggregate Warrant Price to have been paid in full, and in making such settlement to Holder, shall deduct an amount equal to such aggregate Warrant Price from the amount payable to Holder.

          4.6. WEIGHTED AVERAGE ANTIDILUTION ADJUSTMENT. If at any time or from time to time after the date of this Warrant the Company issues or sells "Additional Shares of Common Stock" for an Effective Price (as hereinafter defined) that is less than the Warrant Price in effect immediately prior to such issue or sale, then, and in each such case, the Warrant Price shall be reduced, as of the close of business on the date of such issue or sale, by multiplying it by a fraction (the "APPLICABLE FRACTION"):

          (i) The numerator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding (as hereinafter defined) immediately prior to such issue or sale of additional shares of Common Stock or Common Stock Equivalents plus (B) the quotient obtained by dividing the Aggregate Consideration Received (as hereinafter defined) by the Company for the total number of additional shares of Common Stock or Common Stock Equivalents so issued or sold (or deemed so issued and sold) by the Warrant Price in effect immediately prior to such issue or sale; and

          (ii) The denominator of which shall be the sum of (A) the number of Common Stock Equivalents Outstanding immediately prior to such issue or sale plus (B) the number of additional shares of Common Stock or Common Stock Equivalents so issued or sold (or deemed so issued and sold);

and the total number of Warrant Shares shall be increased as of the close of business on the date of such issue or sale, by multiplying it by a fraction equal to the reciprocal of the Applicable Fraction.

                 (b) CERTAIN DEFINITIONS. For the purpose of making any adjustment required under this Section 4.6:


                        (i) The "AGGREGATE CONSIDERATION RECEIVED" by the Company for any issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board; and (C) if additional shares of Common Stock or Common Stock Equivalents are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such additional shares of Common Stock or Common Stock Equivalents. In the case of the issuance of (x) options to purchase or rights to subscribe for Common Stock, (y) securities by their terms convertible into or exchangeable for Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:

                               a.     the shares of Common Stock deliverable
upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A), (B) and (C) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                               b.     the shares of Common Stock deliverable
upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A), (B) and (C) above);

                               c.     on any change in the exercise price of
Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change (or options or rights related to such securities not converted prior to such change) been made upon the basis of such change; PROVIDED, HOWEVER, that such readjustment shall not result in a Warrant Price that is greater than the original Warrant Price; and

                               d.     on the expiration of all such options or
rights, the termination of all such rights to convert or exchange or the expiration of all options or rights related to such convertible or exchangeable securities in each case having been issued by the Company for the same consideration (as determined pursuant to subdivision (A), (B) and (C) above), the applicable Warrant Price shall forthwith be readjusted to such Warrant Price as would have resulted had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities not been made.

                        (ii) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all Common Stock or Common Stock Equivalents issued by the Company otherwise than (1) in connection with a Corporate Transaction of the Company as provided in section 4.1; (2) in connection with splits or combinations as provided in section 4.2; and (3) in connection with reclassifications as provided in section 4.3, (4) in connection with any liquidation or dissolution as provided in section 4.5; (5) in connection with any acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity; (6) to employees, officers, consultants, or directors of the Company pursuant to employee benefit plans, arrangements or agreements approved by the Board of Directors (whether by issuance of shares or grant of options, warrants or rights therefor); or (7) to banks or equipment lessors in connection with credit or equipment financing arrangements (including by grant of warrants or issuance of stock upon exercise thereof or upon conversion of stock issued upon exercise thereof) in each case as approved by the Board of Directors; (8) Common Stock issued or issuable upon conversion of shares of Preferred Stock from time to time outstanding (including shares of Common Stock issued or issuable as a result of antidilution provisions in the Company's Articles of Incorporation, as from time to time amended);

                        (iii) "COMMON STOCK EQUIVALENTS" shall mean shares of shares of Common Stock, shares of Common Stock of the Company issuable upon conversion of all shares of Preferred Stock or other Convertible Securities, shares of Common Stock of the Company that are issuable upon the exercise of Rights or Options.

                        (iv) "COMMON STOCK EQUIVALENTS OUTSTANDING" shall mean the number of shares of Common Stock that is equal to the sum of (A) all shares of Common Stock of the Company that are outstanding at the time in question, plus (B) all shares of Common Stock of the Company issuable upon conversion of all shares of Preferred Stock or other

Convertible Securities that are outstanding at the time in question, plus (C) all shares of Common Stock of the Company that are issuable upon the exercise of Rights or Options that are outstanding at the time in question assuming the full conversion or exchange into Common Stock of all such Rights or Options that are Rights or Options to purchase or acquire Convertible Securities into or for Common Stock.

                        (iv) "CONVERTIBLE SECURITIES" shall mean stock or other securities convertible into or exchangeable for shares of Common Stock.

                        (v) The "EFFECTIVE PRICE" of any issuance of additional shares of Preferred Stock shall mean the quotient determined by dividing the total number of additional shares of Common Stock or Common Stock Equivalents issued or sold by the Company under this Section 4.6, into the Aggregate Consideration Received, or deemed to have been received, by the Company under this Section 4.6, for the issue of such additional shares of Common Stock or Common Stock Equivalents; and

                        (vi) "RIGHTS OR OPTIONS" shall mean warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.


          4.7.   CERTIFICATES AND NOTICES.

                 (a) ADJUSTMENT CERTIFICATES. Upon any adjustment of the Warrant Price and/or the number of shares of Common Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) Company's President and Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to Holder and shall specify the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

                 (b) EXTRAORDINARY CORPORATE EVENTS. If Company, after the date hereof, proposes to effect (i) any transaction described in Sections 4.1,
4.2 or 4.3 hereof, (ii) a liquidation, dissolution or winding up of Company described in Section 4.5 hereof, or (iii) any payment of a dividend or distribution with respect to Common Stock or Common Stock, then, in each such case, Company shall mail to Holder a notice describing such proposed action and specifying the date on which Company's books shall close, or a record shall be taken, for determining the holders of Common Stock, as appropriate, entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to Holder at least fifteen (15) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least fifteen (15) days prior to the date on which the action described is to take place and at least fifteen (15) days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action.

          4.8. NO IMPAIRMENT. Company shall not, by amendment of the Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

          4.9. APPLICATION. Except as otherwise provided herein, all sections of this Article IV are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.


                                      ARTICLE V
                                 REGISTRATION RIGHTS

          5.1 Concurrent with the execution and delivery of this Warrant, Company shall use its best efforts to cause Holder, within 60 days of the date of this Warrant, to become a party to the Rights Agreement and Holder shall be deemed a 'Securityholder" and a "Holder", as defined in the Rights Agreement, for purposes of the Rights Agreement and shall be entitled to all the rights, and be subject to all the obligations, of a Holder under the Rights Agreement, the Warrant Shares shall be deemed "Registrable Securities", as defined in the Rights Agreement, for purposes of the Rights Agreement. Such actions shall be effected by Company executing and delivering to Holder a fully-executed Amendment to Rights Agreement substantially in the form of EXHIBIT "E" hereto ("AMENDMENT"). Other than as expressly set forth in the Rights Agreement, the Company has not granted or promised to grant to any party any registration rights on terms more favorable than those Holder will have under the Rights Agreement by virtue of the Amendment.

                                      ARTICLE VI
                             COVENANTS AND REPRESENTATION

          6.1.   FINANCIAL INFORMATION.  Company shall deliver to Holder:

                 (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company; and

                 (b) As soon as practicable after the end of each calendar quarter, and in any event within 45 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar quarter, and consolidated statements of income and cash flow for such period and for the current fiscal year to date, together with a comparison of such statements for the previous quarter and to the Company's operating plan then in effect.

          6.2    NON-FINANCIAL COVENANTS.  Company covenants that:

                 (a) AUTHORIZED SHARES. Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                 (b) PROPER ISSUANCE. Company, at its expense, will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of Company may be listed. Such action may include, but not be limited to, causing such shares to be duly registered or approved or listed on relevant domestic securities exchanges; and

                 (c) FULLY PAID SHARES. Company will take all actions necessary or appropriate to validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant. All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

          6.3 CAPITALIZATION REPRESENTATION. Attached as Annex "X" is a table setting forth the capitalization of the Company as of September 30, 1998, as defined therein.


                                     ARTICLE VII
                                 PARTICIPATION RIGHTS


          7.1 GENERAL. Subject to the provisions of Section 7.5, AOL shall have the participation right to purchase AOL's Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined in Section 7.2) that the Company may from time to time issue after the date of this Agreement. AOL's "PRO RATA SHARE" for purposes of this participation right shall mean, that percentage figure which, at the time of delivery by the Company of the Purchase Notice (as hereinafter defined), expresses the ratio that (x) the number of outstanding shares of

Common Stock issued or issuable to AOL bears to (y) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (iii) the number of shares of Common Stock of the Company then issuable upon exercise of any then outstanding options and warrants or reserved for future issuance or grants under stock purchase and stock option plans of the Company.

          7.2 NEW SECURITIES. "NEW SECURITIES" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; PROVIDED, HOWEVER, that the term "New Securities" DOES NOT INCLUDE:

                 (i) shares of the Company's Common Stock (and/or options or warrants therefor) issued to employees, officers, directors, contractors, advisors or consultants (each an "EMPLOYEE PARTICIPANT") of the Company pursuant to employee benefit plans, arrangements or agreements approved by the Board of Directors of the Company.

                 (ii) any securities issuable upon conversion of or with respect to any then outstanding shares of Preferred Stock;

                 (iii) any securities constituting or issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding on the date of this Agreement (as well as upon exercise of the warrant to be granted to Silicon Valley Bank in November 1998) ("WARRANT SECURITIES") and any securities issuable upon the conversion of any Warrant Securities;

                 (iv) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split or stock dividend;

                 (v) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act;

                 (vi) shares of the Company's Common Stock or Preferred Stock (and/or options or warrants therefor) issued or issuable after the date of this Agreement to banks or equipment lessors pursuant to credit or equipment financing arrangements (each a "SERVICE PROVIDER") in each case, approved by the Company's Board of Directors. Each such issuance of Common Stock or Preferred Stock to a Service Provider, excluding any Warrant Securities or securities issuable upon conversion of Warrant Securities, shall be referred to as an "EXCLUDED SERVICE PROVIDER ISSUANCE"; or

                 (vii) securities issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity.

          7.3 PROCEDURES. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to AOL written notice of its intention to issue New Securities (the "NOTICE"), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. AOL shall have thirty (30) days from the date of mailing of any such Notice to deliver a written agreement to the Company to purchase AOL's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed AOL's Pro Rata Share). If AOL fails to deliver such written agreement to the Company within such thirty (30) day period to purchase AOL's full Pro Rata Share of an offering of New Securities, then AOL shall forfeit the right hereunder to purchase that part of AOL's Pro Rata Share of such New Securities that AOL did not so agree to purchase. If AOL elects to participate, the sale of New Securities shall be made on a business day, as designated by the Company.

          7.4 FAILURE TO EXERCISE. In the event that AOL fails to exercise in full the participation right within said thirty (30) day period, then the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which AOL's rights of first refusal hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company's Notice to AOL. In the event that the Company has not issued and sold the New Securities within such ninety (90) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to AOL pursuant to this Section 7.

          7.5.   AOL CATCH-UP RIGHTS.

                 (a) NO PRO-RATA SHARE OF NEW SECURITIES. Notwithstanding any other provision of this Agreement, AOL shall not have any right to acquire any of the New Securities issued in any Excluded Service Provider Issuance, but AOL's rights to acquire additional securities as a result of such issuance shall be governed exclusively by the provisions of this Section 7.5.

                 (b) CATCH-UP RIGHT IN NEXT ROUND FINANCINGS. AOL shall have the participation right to purchase up to AOL's Catch-Up Share (as defined below) of Securities Equivalents (as defined below) issued in a Next Round Financing (as defined below), with respect to any Excluded Service Provider Issuance which occurs after the date of this Agreement, as herein provided. As used in this Section 7.5, the following terms have the following definitions:

                        (i) "AOL'S CATCH-UP SHARE" means, regardless of the number of Next Round Financings involved, one but only one Common Stock Equivalent for each Common Stock Equivalent of New Securities AOL would, but for the prohibitions on acquisition of such New Securities in Section 7.5(a), have had the right to acquire as AOL's Pro Rata Share of each Excluded Service Provider Issuance under Section 7.1.

                        (ii) "SECURITIES EQUIVALENTS" means the number of shares of Common Stock (A) actually issued in such issuance; plus (B) issuable upon conversion of all shares of Preferred Stock or other Convertible Securities so issued; plus (C) issuable upon the exercise of any options or warrants so issued.

                        (iii) "NEXT ROUND FINANCING" means the sale by the Company of Preferred Stock, any security initially convertible into Preferred Stock, or any debt security convertible into either Preferred Stock or Common Stock of the Company (but not of any other security of the Company) in one or a series of related transactions occurring after the date of the Excluded Service Provider Issuance.

                 (c) PROCEDURE. Subject to Section 7.5(d), if the Company proposes to sell Preferred Stock in a Next Round Financing after the occurrence of any Excluded Service Provider Issuance, it shall give to AOL written notice (the "CATCH-UP NOTICE") of its intention to issue such Next Round Financing securities, describing the price and the general terms upon which the Company proposes to issue such Next Round Financing securities, at least thirty (30) days before the anticipated initial closing of such sale. AOL shall have, in addition to its rights under Section 7 as limited by Section 7.5(a), twenty (20) days from the date of mailing of such Catch-Up Notice to deliver to the Company a notice agreeing to purchase AOL's Catch-Up Share of such Next Round Financing on such terms. If AOL fails to acquire any Catch-Up Shares in a Next Round Financing which AOL then has the right to acquire in such financing pursuant to this Section 7.5 then all Securities Equivalents which AOL had the right to acquire but failed to acquire in such Next Round Financing shall be forfeited and shall no longer be deemed Securities Equivalents subject to AOL's Catch-Up Share under Section 7.5(b)(i) in any subsequent Next Round Financing.

          7.6 TERMINATION. The participation rights in this Section 7 shall terminate (i) immediately before the initial closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public; or (ii) upon
(A) the acquisition of all or substantially all the assets of the Company or (B) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction pursuant to this Section 7.

                                     ARTICLE VIII
                                    MISCELLANEOUS

          8.1. CERTAIN EXPENSES. Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the Warrant Shares.

          8.2. ENFORCEMENT COSTS. If any party to this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

          8.3. NOTICES. Any notice, demand or delivery to be made pursuant to this Warrant will be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) Holder and the Shareholders at their last known addresses appearing on the books of Company maintained for such purpose or
(b) Company at its Principal Executive Office. Holder, the Shareholders and Company may each designate a different address by notice to the other pursuant to this section. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this
Section 8.3.

          8.4. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon Company and any Person succeeding Company by merger, consolidation or acquisition of all or substantially all of Company's assets, and all of the obligations of Company with respect to the shares of Common Stock issuable upon exercise of this Warrant, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of Company shall inure to the benefit of Holder, each Shareholder and their respective permitted successors and assigns.

          8.5. MODIFICATION; SEVERABILITY. If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any term is not curable as set forth in this section, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

          8.6. AMENDMENT. This Warrant may not be modified or amended except by written agreement of Company and Holder.

          8.7. HEADINGS. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          8.8. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above and AOL accepts the terms of this Warrant.



GRIC COMMUNICATIONS, INC.              ACCEPTED BY HOLDER:

                                       America Online, Inc.


                                       Name of Holder:
                                                      ------------------------

By:                                    By:
   -----------------------------          ------------------------------------

Name:                                  Name:
     ---------------------------            ----------------------------------

Title:                                 Title:
      --------------------------             ---------------------------------


                            [SIGNATURE PAGE TO WARRANT]

                                 SCHEDULE OF EXHIBITS

EXHIBIT "A" -    Notice of Exercise (Section 2.1)

EXHIBIT "B" -    Investment Representation Certificate (Section 3.2(a))

EXHIBIT "C" -    Assignment Form (Section 3.2(d))

EXHIBIT "D" -    Rights Agreement (Article I)

EXHIBIT "E" -    Amendment to Rights Agreement (Article V)

                                     EXHIBIT "A"

                               NOTICE OF EXERCISE FORM
                      (To be executed only upon partial or full
                           exercise of the within Warrant)
To: GRIC Communications, Inc.

     (1)  The undersigned Holder hereby elects to purchase         shares of
Common Stock of GRIC Communications, Inc. (the "WARRANT STOCK"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     {(1) NET ISSUE ELECTION. The undersigned Holder elects to convert the Warrant into such shares of Warrant Stock by net issue election pursuant to
Section 2.1 of the Warrant. This conversion is exercised with respect to shares of Common Stock of GRIC Communications, Inc. (the "WARRANT STOCK") covered by the Warrant.

                   [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]}

     (2) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Exhibit B to the Warrant as they apply to the undersigned Holder are true and correct as of this date.

     (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:


-----------------------------------    -----------------------------------
(Name)                                 (Name)

-----------------------------------    -----------------------------------
(Address)                              (Address)

-----------------------------------    -----------------------------------
(City, State, Zip Code)                (City, State, Zip Code)

-----------------------------------    -----------------------------------
(Federal Tax Identification Number)    (Federal Tax Identification Number)

-----------------------------------    -----------------------------------
(Date)                                 (Signature of Holder)

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever. The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                     EXHIBIT "B"
                        INVESTMENT REPRESENTATION CERTIFICATE


Purchaser:

Company:  GRIC COMMUNICATIONS, INC.

Security: Warrants to purchase Common Stock and/or Common Stock

Amount:

Date:

In connection with the purchase of the above-listed securities (the "SECURITIES"), the undersigned (the "PURCHASER") represents to Company as follows:

The Purchaser is aware of Company's business affairs and financial condition, and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "SECURITIES ACT");

The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased;

The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one (1) year minimum holding period had been satisfied; and

The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

The Purchaser represents that it is an "Accredited Investor" as such term is defined in Rule 501 of the Securities Act.

Date: _________________, ______

                                       PURCHASER:

                                       ______________________

                                     EXHIBIT "C"

                                   ASSIGNMENT FORM

                     (To be executed only upon the assignment of
                                 the within Warrant)


     FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto ____________________________, whose address is _____________________________________________ all of the
rights of the undersigned under the within Warrant, with respect to shares of Common Stock of GRIC COMMUNICATIONS, INC. and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of GRIC COMMUNICATIONS, INC. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________________________________
attorney to register such transfer on the books of GRIC COMMUNICATIONS, INC. maintained for the purpose, with full power of substitution in the premises.

Dated: _____________________, ______

Signature Guaranteed
                                       ----------------------------

By:
   --------------------------------
   (Signature of Registered Holder)


                                       Title:
                                              ---------------------------------

NOTICE: The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever. The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.